Exhibit 99.1

J.P. Morgan 43rd Annual Healthcare Conference

Forward-Looking Information This presentation may contain forward-looking statements based on certain assumptions and contingencies that involve risks and uncertainties, which could cause actual results, performance, or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. For example, in addition to general industry and economic conditions, factors that could cause actual results to differ materially from those in the forward-looking statements may include, but are not limited to the risk factors discussed in the Company’s Annual Report on Form 10-K for the full year ended December 31, 2023, listed under the heading Forward-Looking Statements in the Company’s most recently filed Form 10-Q and other risks and uncertainties, which may be detailed from time to time in reports filed by CONMED with the SEC. Any and all forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The Company believes that all forward-looking statements made by it have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct. Management has disclosed adjusted financial measurements in this presentation that present financial information that is not in accordance with generally accepted accounting principles in the United States (GAAP). The Company analyzes net sales on a constant currency basis to better measure the comparability of results between periods. To measure earnings performance on a consistent and comparable basis, the Company excludes certain items that affect the comparability of operating results and the trend of earnings. These adjustments are irregular in timing, may not be indicative of past and future performance and are therefore excluded to allow investors to better understand underlying operating trends. These measurements are not a substitute for GAAP measurements. Investors should consider adjusted measures in addition to, and not as a substitute for, or superior to, financial performance measures prepared in accordance with GAAP. We are unable to present a quantitative reconciliation of our expected diluted net earnings per share to expected adjusted diluted net earnings per share as we are unable to predict with reasonable certainty and without unreasonable effort the impact and timing of acquisition, integration and other charges. The financial impact of these items is uncertain and is dependent on various factors, including timing, and could be material to our consolidated statements of income. J.P. Morgan 43rd Annual Healthcare Conference 2

CONMED Vision Empower healthcare providers worldwide to deliver exceptional outcomes for patients. Focus behind the Vision People, Products, Profitability J.P. Morgan 43rd Annual Healthcare Conference 3

CONMED Senior Leadership Team Ed Clifford VP, Global Manufacturing CON years CONMED: 1.5 years – Industry: 10 years CON ears Todd Garner Pr EVP, Finance & Chief Financial Officer CON ears CONMED: 7 years – Industry: 23 years EVP, Inf CIO VP, Qual fairs CON s CON ears CON ears EVP, etary CON ears C ears EVP, Str t VP, Finan GM CON s CON ears CON s Pat J. Beyer President and Chief Executive Officer Todd W. Garner Executive Vice President and Chief Financial Officer January 13th, 2025

Objectives for Our Shareholders • Aggregate growth and profitability over the long term to significantly increase the valuation of the company • Evolve product mix toward higher-growth, higher-margin offerings • Increase our market share in large and attractive markets • Deliver above-market revenue and profitability growth over the long term J.P. Morgan 43rd Annual Healthcare Conference 5

Orthopedics: Large, Attractive Markets

Sept 2024 YTD


US
39%
International
61%

77%

Recurring, single-use revenue

Category	Description	Market Size and Competitors	Dollar Value of 1 Market Share Point
Sports Medicine & Biologics	Comprehensive portfolio of devices for repair and healing of soft tissue injuries, including implants, biologics, allograft tissue, enabling devices and related instruments	**$5.1 to $5.3 Billion** ▪ Arthrex ▪ DePuy Mitek (J&J) ▪ Smith & Nephew ▪ Stryker ▪ Zimmer Biomet ▪ Allosource ▪ LifeNet ▪ RTI	**~$52M**
Capital Equipment	Surgical drills/saws, high-definition surgical visualization systems, and related single-use accessories	**$3.3 to $3.7 Billion** ▪ Stryker ▪ DePuy Synthes (J&J) ▪ Zimmer Biomet ▪ Smith & Nephew ▪ Arthrex ▪ Olympus ▪ Richard Wolf ▪ Karl Storz ▪ Medtronic (Midas Rex/ Xomed)	**~$35M**
Foot & Ankle	Comprehensive portfolio includes implants, fracture systems, biologics, and related hardware	**$4.8 to $5.0 Billion** ▪ Stryker ▪ DePuy Synthes (J&J) ▪ Arthrex ▪ Paragon 28 ▪ Treace	**~$49M**
Total Orthopedics	**60% to 70% in Surgery Centers in the U.S.**		**~$136M** **~11% growth for total company**

ConMed | J.P. Morgan 43rd Annual Healthcare Conference 6

General Surgery: Large, Attractive Markets

Sept 2024 YTD


International
30%
US
70%

91%

Recurring, single-use revenue

Category	Description	Market Size and Competitors	Dollar Value of 1 Market Share Point
Access	A platform of devices and accessories to create and enter the surgical working space in minimally invasive procedures	**$1.5 to $1.7 Billion** ▪ Ethicon (J&J) ▪ Medtronic ▪ Applied Medical ▪ Olympus ▪ Stryker ▪ Karl Storz	~$16M
Energy	RF energy to affect tissue by cutting, sealing, or causing hemostasis in open or minimally invasive procedures. Smoke evacuation and filtration to support the surgical environment	**$3.1 to $3.3 Billion** ▪ Medtronic ▪ Stryker ▪ Ethicon (J&J) ▪ Cooper Surgical ▪ Olympus ▪ ERBE	~$32M
Instruments	Instruments and accessories for minimally invasive laparoscopic, open, and robotic approaches	**$1.6 to $1.8 Billion** ▪ Karl Storz ▪ Aesculap ▪ Stryker	~$17M
Endoscopic Technologies	Therapeutic and diagnostic endoscopic products used by Gastroenterologists	**$3.1 to $3.3 Billion** ▪ Boston Scientific ▪ Olympus ▪ Cook Medical ▪ Merit Endotek ▪ Cantel ▪ STERIS	~$32M
Critical Care	Single-use devices for monitoring cardiac activity and other patient care devices	**$0.8 to $1.0 Billion** ▪ 3M Company ▪ Cardinal	~$9M
Total General Surgery	90% to 95% in Hospitals		~$106M ~8% growth for total company

CONMED | J.P. Morgan 43rd Annual Healthcare Conference
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Mix & Gross Margins Mid-Term Expected Estimated Category    Revenue Growth 2024 GM % Sports Medicine Mid Single Digits to Sept 2024 YTD 65% (including BioBrace) High Single Digits Ortho Capital & Low Single Digits 40% Related Disp. Other Foot & Ankle Double Digits 80% G.I. Sports Total Orthopedics 4% to 8% 57.5% Medicine AirSeal & Direct Surgical Double Digits 70% Smoke Evac. Instruments Surgical Instruments Low Single Digits 45% Ortho Capital & Mid Single Digits to Related Disp. G.I. 45% High Single Digits Airseal & Direct Other Smoke Evac. Decline to Flat 30% (incl. OEM Smoke Evac.) F&A Total General Surgery 5% to 11% 55.2% Total CONMED 4% to 9% 56.2% Mid-Term Expected Revenue Growth Mix % 2024 GM % Double Digits ~33% 71.2% Sales mix of higher margin products can drive 50 Single Digits ~58% 51.6% to 80 BP of annual gross margin improvement Flat to Declining ~9% 30.0% J.P. Morgan 43rd Annual Healthcare Conference 8

Historical Performance Revenue (in millions) Adjusted EPS $1,300 $4.00 $1,245 to to $1,305 $3.45 $4.05 $1,045* $3.21 $1,011 $955 $860 $862 $2.64 $2.65* $796 $764 $719 $2.18 $2.18 $1.98 $1.89 $1.84 * * 2024 Guidance Range Revenue 2024 Guidance Range Adjusted EPS *2022 results were negatively impacted by Q4 2022 warehouse issue J.P. Morgan 43rd Annual Healthcare Conference 9

Key Focus Areas • Driving superior outcomes for • Protecting caregivers worldwide using patients through clinical insufflation Buffalo Filter’s proprietary technology with AirSeal in Robotic and Laparoscopic surgery • Improving our ability to serve • Delivering superior clinical outcomes in customers by partnering with a top- over 40+ sports medicine procedures by tier consulting firm to strengthen utilizing BioBrace’s strength and healing operations properties • Continuing to bring down leverage • Foot and Ankle realizing double digit sales growth J.P. Morgan 43rd Annual Healthcare Conference 10

Environmental, Social and Governance Together We Are Making A Difference for a Better Tomorrow Environmental Social Governance CONMED manufacturing Partners with United Way and In addition to oversight by the full operations have recycling TEAMFund to serve communities Board, the ESG Steering programs including eScrap, metal, where we operate and provide Committee provides strategic cardboard, plastic, and paper. medical innovation to direction and prioritization of underrepresented communities, ESG initiatives. respectively. Use of ISO 14001 and 45001 98% of employees participated in CONMED’s executive leadership as a framework to harmonize the Gallup Q12 Employee is responsible for setting the an Environmental Management Engagement Survey. ethical code and overseeing System across CONMED. compliance. Development of capabilities to Women make up 53% of our 37.5% gender diversity on Board measure and understand greenhouse global workforce. of Directors. gas emissions associated with our operations, and to identify areas of high impact and opportunities for reduction. J.P. Morgan 43rd Annual Healthcare Conference Most recent report available on CONMED.com 11

Closing Thoughts • 2024 was a challenging year • Intense focus on solving unmet needs for healthcare customers drives increased market share • Large and attractive markets provide CONMED with ample opportunities for above-average revenue and profitability growth • Portfolio continues to evolve toward higher-growth, higher-margin offerings • At CONMED, we are focused on doing things the right way and being good corporate citizens J.P. Morgan 43rd Annual Healthcare Conference 12